UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549



                          FORM 8-K



                   CURRENT REPORT PURSUANT
                   TO SECTION 13 OR 15(d)
           OF THE SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported): April 3, 2006



                     Analex Corporation
   (Exact name of registrant as specified in its charter)




     Delaware                0-5404             71-0869563
  (State or other       (Commission File      (IRS Employer
  jurisdiction of          Number)       Identification No.)
  incorporation)


    2677 Prosperity Avenue, Suite 400, Fairfax, VA 22031
    (Address of principal executive offices) (Zip Code)

                       (703) 852-4000
    (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

     On April 3, 2006, Analex Corporation (the "Company" or "Analex") issued a press release announcing the completion of the sale of its SyCom Services, Inc. subsidiary to Ameri-Force Craft Services, Inc., a Florida based staffing services firm. Attached hereto as Exhibit 99.1 is a copy of the press release.

     Information in this Form 8-K and the Exhibit attached hereto is being furnished under Items 8.01 and 9.01 of Form 8-K and shall not be deemed "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, or the Exchange Act, except as expressly set forth specific reference in such filing.


Item 9.01 Financial Statement and Exhibits

(c) Exhibits

See Exhibit index attached hereto.

                          SIGNATURE

   Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              ANALEX CORPORATION

Date: April 3, 2006            By:   /s/ C. Wayne Grubbs

                                    C. Wayne Grubbs
                                    Senior Vice President and
                                  Chief Financial Officer

                        Exhibit Index

Exhibit          Description
  No.
 99.1   Press Release dated April 3,
        2006 announcing the
        completion of the sale of
        SyCom Services, Inc.